EX-99.10b

     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Robert A. Fritts, President, and Mark D. Nerud, Chief Financial Officer of the JNL Series Trust (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:     /s/ Robert A. Fritts
        ------------------------------------------
        Robert A. Fritts
        Chief Executive Officer

Date:   March 8, 2004


By:     /s/ Mark D. Nerud
        ------------------------------------------
        Mark D. Nerud
        Chief Financial Officer

Date:   March 8, 2004